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                                                                     EXHIBIT 4


                [Graphic Omitted]             Common Stock

                                              INCORPORATED UNDER THE LAWS
                                              OF THE STATE OF DELAWARE

                                              THIS CERTIFICATE IS TRANSFERABLE
                                              IN NEW YORK, N.Y.
[Certificate Number]                          AND RIDGEFIELD PARK, N.J.

                                                               [No. of Shares]

                                                               See reverse for
                                                           Certain definitions

                  W. R. Berkley Corporation

                  This Certifies that
                                      ------------------------

                  [SPECIMEN]
                                                             ------------------
                                                             CUSIP 084423 10 2
                                                             ------------------


is the owner of _________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF TWENTY CENTS ($.20) EACH OF THE COMMON STOCK OF W. R. Berkley Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, as amended and as from time to time in effect, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile signatures of the duly authorized officers of the Corporation.

         Dated ________________________


[W. R.        COUNTERSIGNED
Berkley       AND REGISTERED:
logo]         CHASEMELLON SHAREHOLDER                  /s/ William R. Berkley
              SERVICES, L.L.C.                          CHAIRMAN OF THE BOARD
              TRANSFER AGENT
              AND REGISTRAR                             /s/ Eugene G. Ballard
              BY _________________________                          Treasurer
                  AUTHORIZED SIGNATURE



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         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between W. R. Berkley Corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") dated as of May 11, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by an subsequent holder, may become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common  UNIF GIFT MIN ACT -     Custodian
                                                    -------------------
                                                    (Cust)       (Minor)
TEN ENT -  as tenants by the                     under Uniform Gifts to Minors
           entireties

JT TEN  -  as joint tenants with               Act
           right of survivorship                   ----------------------------
           and not as tenants in                              (State)
           common
           Additional abbreviations may also be used though not in the above list.

For value received _____ hereby sell, assign and transfer unto

Please insert Social Security or other
Identifying Number of Assignee

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------Shares
of the Capital Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                  Attorney to transfer the
                                  ----------------
said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________


                                 ---------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                 OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY